SECURED BORROWINGS	12 Months Ended
Dec. 31, 2015
SECURED BORROWINGS [Abstract]
SECURED BORROWINGS
11.	SECURED BORROWINGS

The Company's secured borrowings balance, net of unamortized debt discounts, as of December 31, 2015 is presented below:

	Net carrying value as of		Weighted average interest rate(1) as of
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	Maturity date
	(Dollars in thousands)
		As restated
Securitization Notes	$288,869	$532,035	3.38%	3.04%	November 2033
Nord LB Facility	251,849	408,484	4.04%	4.15%	November 2018
CBA Facility	87,070	113,208	5.02%	4.63%	June 2018 – October 2020
Term Loan	421,975	443,383	4.39%	5.19%	August 2019
Fly Acquisition II Facility	—	121,589	—	4.15%	—
Other Aircraft Secured Borrowings	655,548	713,970	3.63%	3.89%	February 2016 – January 2027
Total	$1,705,311	$2,332,669

(1)	Represents the contractual interest rates and effect of derivative instruments, and excludes the amortization of debt discounts and debt issuance costs.

The Company is subject to restrictive covenants under its secured borrowings including, among other things:

●	Restrictions on incurrence of debt and issuance of guarantees;

●	Restrictions on liens or other encumbrances;

●	Restrictions on acquisition, substitution and disposition of aircraft;

●	Requirements relating to the maintenance, registration and insurance of its aircraft;

●	Restrictions on the modification of aircraft and capital expenditures; and

●	Requirements to maintain concentration limits and limitations on the re-leasing and disposition of aircraft.

The Company's failure to comply with any of these restrictive covenants, or any other financial or operating covenants, may trigger an event of default under the relevant loan or facility agreement. Certain of the Company's loan agreements also contain cross-acceleration or cross-default provisions that could be triggered by an acceleration or a default under another loan agreement.

Generally, events of default under the Company's loan or facility agreements include, among other things:

●	Failure to pay interest or principal when due or within a prescribed period of time following its due date;

●	Failure to make certain other payments and such payments are not made within a prescribed period of time following written notice;

●	Failure to comply with certain other covenants and such noncompliance continues for a specified period of time following written notice; and

●	Any of the aircraft owning or borrower entities become the subject of insolvency proceedings.

As of December 31, 2015, the Company was not in default under any of its secured borrowings.

Securitization Notes

	Balance as of
	December 31, 2015	December 31, 2014
	(Dollars in thousands)
Outstanding principal balance	$295,786	$546,465
Unamortized debt discount	(6,917)	(14,430)
Securitization Notes, net	$288,869	$532,035

On October 2, 2007, concurrently with the Company's initial public offering, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the "Securitization Notes") at an offering price of 99.71282%. The Securitization Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by, Fly.

At December 31, 2015, 18 aircraft were financed by the Securitization Notes, four of which were held for sale. The final maturity date of the Securitization Notes is November 14, 2033.

The Securitization Notes bear interest at an adjustable interest rate equal to the current one-month LIBOR plus 0.77%. Interest expense also includes amounts payable to the provider of a financial guaranty insurance policy and the liquidity facility provider thereunder, as well as accretion on the Securitization Notes re-issued at a discount. Interest and any principal payments due are payable monthly. The Company has entered into interest rate swap contracts to mitigate the interest rate fluctuation risk associated with a portion of the Securitization Notes. As of December 31, 2015 and 2014, accrued interest on the Securitization Notes totaled $0.1 million and $0.2 million, respectively.

All cash collected, including sale proceeds from the aircraft financed by the Securitization Notes, is applied to service the outstanding balance of the Securitization Notes, after the payment of certain expenses and other costs, including interest, interest rate swap payments, and the fees to the policy provider in accordance with those agreements. During the year ended December 31, 2015, the Company sold 17 aircraft financed by the Securitization Notes and wrote off $5.1 million of unamortized debt discount and debt issuance costs. The Company did not sell any aircraft financed by the Securitization Notes during the year ended December 31, 2014. Principal payments made during the years ended December 31, 2015 and 2014 totaled $250.7 million and $46.4 million, respectively.

The Company may, on any future payment date, redeem the Securitization Notes in whole or from time to time in part for an amount equal to 100% of the outstanding principal amount, together with accrued and unpaid interest to, but excluding, the date fixed for redemption. Redemption prior to acceleration of the Securitization Notes may be of all or any part of the Securitization Notes. Redemption after acceleration of the Securitization Notes upon default may only be for all of the Securitization Notes.

The Securitization Notes are secured by (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the associated aircraft; (iii) cash held by the subsidiaries of B&B Air Funding; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the policy provider. Rentals paid under leases are placed in the collections account and paid out according to a priority of payments set forth in the indenture. The Securitization Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization-related documents.

The Company may, on a payment date, redeem the Securitization Notes in whole or in part, at the outstanding principal amount, together with accrued and unpaid interest.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. A breach of the covenants could result in the acceleration of the Securitization Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale.

In addition, the servicing agreement for B&B Air Funding includes the following servicer termination events:

●	Bankruptcy or insolvency of BBAM LP;

●	BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

●	Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million; and

●	50% or more of the Servicer's key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

On October 24, 2014, the indenture governing the Securitization Notes was amended. Among other modifications, the amended indenture provides B&B Air Funding with greater flexibility in managing its aircraft portfolio, facilitates future aircraft sales and expands the scope of information reported to holders of the Securitization Notes on a monthly basis. In connection with the amendment to the indenture, the servicing agreement for B&B Air Funding was amended to clarify the calculation of the sales fee payable to the servicer upon disposition of an aircraft, and to conform its insurance requirements and concentration limits to the same terms in the amended indenture.

In connection with the issuance of the Securitization Notes, B&B Air Funding entered into a revolving credit facility ("Securitization Note Liquidity Facility") that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Securitization Note Liquidity Facility, advances may be drawn for the benefit of the Securitization Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Securitization Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Securitization Note Liquidity Facility. As of each of December 31, 2015 and 2014, B&B Air Funding had not drawn on the Securitization Note Liquidity Facility.

The financial guaranty insurance policy (the "Policy") issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Securitization Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the policy provider's credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding's obligations or rights under the Securitization Notes.

Nord LB Facility

	Balance as of
	December 31, 2015	December 31, 2014
	(Dollars in thousands)
Outstanding principal balance	$255,278	$416,249
Unamortized debt discount	(3,429)	(7,765)
Nord LB Facility balance, net	$251,849	$408,484

The Company assumed a debt facility (the "Nord LB Facility") provided by Norddeutsche Landesbank Gironzentrale ("Nord LB") in connection with the acquisition of the GAAM Portfolio. The Nord LB Facility is structured as individual loans with each aircraft owning subsidiary acting as the borrower of its respective loan. Borrowings are secured by Fly's equity interest in the subsidiaries which own the financed aircraft, the related leases, maintenance reserves and other deposits. The loans are cross-collateralized and contain cross-default provisions. As of December 31, 2015, the Nord LB Facility provided financing for 10 aircraft, four of which were subject to sale agreements.

The loans under the Nord LB Facility bear interest at one month LIBOR plus 3.30% until the final maturity date of November 14, 2018. As of December 31, 2015 and 2014, the blended weighted average interest rate for the facility was 4.04% and 4.15%, respectively, excluding the amortization of debt discount and debt issuance costs. As of December 31, 2015 and 2014, interest accrued on the facility totaled $0.4 million and $0.7 million, respectively.

Under the terms of the Nord LB Facility, the Company applies 95% of lease rentals collected towards interest and principal. If no lease rental payments are collected in the applicable period for any financed aircraft, no payment is due under the loan associated with that aircraft during such period. Any unpaid interest increases the principal amount.

Upon termination or expiration of a lease other than by sale, no payments are due with respect to the outstanding loan associated with that aircraft until the earlier of (i) six months from such termination or expiration and (ii) the date on which the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. The Company must pay interest with respect to any aircraft that remains off-lease after six months, and if such aircraft continues to be off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but may not foreclose on any other aircraft in the facility.

In the event the Company sells any of the financed aircraft, substantially all sale proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and second to repay the outstanding amounts which finance the remaining aircraft. In addition, any security deposit and maintenance reserve amounts retained by the Company after termination of a lease will be used to prepay the Nord LB Facility, provided such reserves are not required for future maintenance of such aircraft. In connection with the sale of certain aircraft, if any portion of debt remains after application of sale proceeds, the outstanding principal amount allocable to the remaining aircraft in the facility will increase.

If the Company earns a 10% return on its equity investment after full repayment of the facility, the Company will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

During the year ended December 31, 2015, the Company sold seven aircraft financed by the Nord LB Facility and wrote off $2.1 million of unamortized debt discount and debt issuance costs. The Company did not sell any aircraft financed by the facility during the year ended December 31, 2014. Principal payments made during the year ended December 31, 2015 and 2014 totaled $161.0 million and $36.1 million, respectively.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

The Nord LB Facility does not contain any financial covenants.

CBA Facility

	Balance as of
	December 31, 2015	December 31, 2014
	(Dollars in thousands)
Outstanding principal balance:
Tranche A	$44,235	$65,462
Tranche B	43,955	49,350
Total outstanding principal balance	88,190	114,812
Unamortized debt discount	(1,120)	(1,604)
CBA Facility balance, net	$87,070	$113,208

The Company assumed a debt facility provided by Bank of Scotland plc, Commonwealth Bank of Australia and CommBank Europe Limited (together, "CBA") (the "CBA Facility") in connection with acquisition of the GAAM Portfolio. As of December 31, 2015, the CBA Facility provided for individual loans on six aircraft, one of which was subject to a sale agreement. These loans are cross-collateralized and contain cross-default provisions. At December 31, 2015, one loan matures in 2018, and the remaining five loans mature in 2020. Fly has guaranteed all payments under the CBA Facility.

During the year ended December 31, 2015, the Company sold one aircraft financed under the CBA Facility and wrote off unamortized debt issuance costs of $0.9 million. During the year ended December 31, 2014, the Company sold two aircraft financed under the CBA Facility and recorded a gain on debt extinguishment of $2.3 million.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In 2015 and 2014, the Company made total principal payments of $26.6 million and $47.0 million, respectively.

Borrowings under the CBA Facility accrue interest at either a fixed or variable interest rate. Variable borrowings bear interest based on one-month LIBOR plus an applicable composite margin of 2.50%. As of December 31, 2015 and 2014, the weighted average interest rates on the tranche loans, excluding the debt discount amortization, are presented below:

	As of
	December 31, 2015	December 31, 2014
Fixed rate loans:
Tranche A	5.57%	5.52%
Tranche B	4.47%	4.47%
Variable rate loans:
Tranche A	—	2.66%
Facility weighted average interest rate	5.02%	4.63%

As of December 31, 2015 and 2014, interest accrued on the facility totaled $37,000 and $44,000, respectively.

Borrowings under the CBA Facility are secured by the Company's equity interest in the subsidiaries which own the aircraft and the related leases. If, upon the repayment of any loan, the ratio of the total principal amount outstanding under the CBA Facility to the aggregate appraised value of the aircraft is equal to or greater than 80%, the Company will be required to pay into a collateral account an amount that is necessary to reduce this ratio to less than 80%.

There are no financial covenants in the CBA Facility. However, the CBA Facility includes certain operating covenants, including reporting requirements.

Term Loan

	Balance as of
	December 31, 2015	December 31, 2014
	(Dollars in thousands)
Outstanding principal balance	$427,781	$451,547
Unamortized debt discount	(5,806)	(8,164)
Term Loan balance, net	$421,975	$443,383

On August 9, 2012, the Company entered into a $395.0 million senior secured term loan (the "Term Loan") with a consortium of lenders. On May 21, 2013, the Company re-priced the Term Loan, reducing the interest rate margin from 4.50% to 3.50% and the LIBOR floor from 1.25% to 1.00%. On November 21, 2013, the Company amended and upsized the Term Loan by $105.0 million. On April 22, 2015, the Company again re-priced the Term Loan, further reducing the interest rate margin from 3.50% to 2.75% and the LIBOR floor from 1.00% to 0.75%.

In connection with the May 2013 re-pricing, the Company paid the lenders a prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.8 million.

In connection with the April 2015 re-pricing, the Company wrote off approximately $2.1 million of unamortized loan costs and debt discounts as debt extinguishment costs. There was no prepayment penalty associated with the re-pricing.

Until April 2016, the Term Loan can be prepaid in whole or in part for an amount equal to 101% of the outstanding principal amount being repaid. Thereafter, the Term Loan can be repaid in whole or in part at par. The Term Loan matures in August 2019.

Under the Term Loan, we must maintain a maximum Loan-to-Value ratio("LTV") of 70.0% based on the lower of the mean or median of half-life adjusted base value of the financed aircraft as determined by three independent appraisers Upon the sale of an aircraft under the Term Loan, we may, in any combination (i) prepay a portion of the outstanding principal amount of the loans, (ii) substitute an aircraft as collateral or (iii) provide additional cash collateral (not to exceed $25 million) to maintain a maximum LTV of 70.0%. During the year ended December 31, 2015, the Company sold six aircraft financed under the Term Loan and substituted four aircraft as collateral. During the year ended December 31, 2014, the Company sold four aircraft financed under the Term Loan, and substituted three aircraft as collateral. At December 31, 2015, the Term Loan was secured by 28 aircraft, four of which were subject to sale agreements.

The Term Loan is guaranteed by the Company. Borrowings are also secured by the Company's equity interests in the aircraft owning and/or leasing subsidiaries, the aircraft and related leases and other deposits. The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The Term Loan also includes certain customary covenants, including reporting requirements and maintenance of public ratings.

An event of default under the Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

As of December 31, 2015 and 2014, interest accrued on the Term Loan totaled $2.2 million and $2.9 million, respectively. The Term Loan requires quarterly principal payments of $5.9 million.

Fly Acquisition II Facility

	Balance as of
	December 31, 2015	December 31, 2014
	(Dollars in thousands)
Outstanding principal balance	$—	$121,589

On November 7, 2012, the Company entered into a revolving credit facility with a consortium of lenders ("Fly Acquisition II Facility") providing loans in an aggregate amount of up to $450.0 million with an availability period which would have expired on July 3, 2015. The final maturity date would have been July 3, 2018.

The Company paid a commitment fee of 0.75% per annum on a monthly basis to each lender on the undrawn amount of its commitment until January 2015 when the Company exercised its right to terminate the availability period. The interest rate under the facility was based on one-month LIBOR plus an applicable margin. Following termination of the availability period, the applicable margin was increased from 3.25% to 3.75%.

During the first quarter of 2015, the Company terminated the Fly Acquisition II Facility and repaid the then outstanding balance with proceeds from the sale of three aircraft and the refinancing of one aircraft. The Company wrote off approximately $4.0 million of unamortized debt issuance costs as debt extinguishment costs. There was no prepayment penalty in connection with the termination of the Fly Acquisition II Facility. As of December 31, 2014, interest accrued on the Fly Acquisition II Facility totaled $0.2 million.

Other Aircraft Secured Borrowings

	Balance as of		Weighted Average Interest Rates(1)	Maturity Date
	December 31, 2015	December 31, 2014
		As restated
	(Dollars in thousands)
Outstanding principal balance	$663,069	$723,023	3.63%	February 2016 – January 2027
Unamortized debt discount	(7,521)	(9,053)
Other aircraft secured borrowings balance, net	$655,548	$713,970

(1)	Represents the weighted average contracted interest rate as of December 31, 2015.

The Company has entered into other aircraft secured borrowings to finance the acquisition of aircraft. These borrowings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company's rights, title and interest in the financed aircraft and leases. The maturity date on each loan generally matches the corresponding lease expiration date, with maturity dates ranging from February 2016 to January 2027. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In 2015, the Company made principal payments, including repayment of five loans, totaling $207.8 million. In 2014, the Company made principal payments, including repayment of three loans, totaling $70.1 million.

During the year ended December 31, 2015, the Company sold five aircraft financed by these borrowings and wrote off $3.2 million of unamortized debt discounts and debt issuance costs. During the year ended December 31, 2014, the Company sold one aircraft. As of December 31, 2015, 21 aircraft were financed by these borrowings, one of which was subject to a sale agreement. At December 31, 2015 and, 2014, $422.9 million and $425.0 million of the principal amount of these borrowings, respectively, were recourse to the Company. As of December 31, 2015 and 2014, interest accrued on these loans totaled $0.9 million and $1.1 million, respectively.

During the year ended December 31, 2015, the Company acquired one aircraft with a combination of unrestricted cash and proceeds from secured, recourse debt financing of $36.0 million. In addition, the Company refinanced four aircraft with new secured, recourse debt of $113.4 million.

The Company has one loan that is denominated in Euros. During the year ended December 31, 2015, the Company recorded an unrealized foreign currency exchange gain of $1.6 million resulting from an increase of the U.S. Dollar value relative to the Euro.

In 2014, the Company acquired five aircraft with a combination of unrestricted cash and proceeds from secured, recourse debt financing of $274.5 million. In addition, the Company financed one aircraft with secured, recourse debt of $28.5 million.

Future Minimum Principal Payments on Borrowings

During the year ended December 31, 2015, the Company made scheduled principal payments on its secured borrowings totaling $791.4 million. The anticipated future minimum principal payments due for its borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2016	$291,988
2017	125,950
2018	314,554
2019	459,122
2020	93,932
Thereafter	444,558
Future minimum principal payments due	$1,730,104